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                                                                 EXHIBIT 10.7(G)

                         ELEVENTH AMENDMENT TO REVOLVING
                         CREDIT AGREEMENT AND ASSIGNMENT

         THIS ELEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND ASSIGNMENT (this "Eleventh Amendment") is made as of September 16, 2005, by and among LEAF FINANCIAL CORPORATION, a Delaware corporation with offices at 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103 ("Leaf Financial") and LEAF FUNDING, INC., a Delaware corporation with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 ("Leaf Funding", and together with Leaf Financial, each a "Debtor" and, collectively, the "Debtors") and NATIONAL CITY BANK, a national banking association with offices at One South Broad Street, 14th Floor, Philadelphia, Pennsylvania 19107 ("Secured Party").

                                   BACKGROUND

         A. On June 11, 2002, Leaf Financial and Secured Party entered into that certain Revolving Credit Agreement and Assignment (the "Credit Agreement"), pursuant to which Secured Party promised from time to time to make loans to Leaf Financial, evidenced by a master note of even date therewith.

         B. On April 1, 2003, the Credit Agreement was amended to add Leaf Funding as a debtor pursuant to a Second Amendment to the Credit Agreement of even date therewith. The Credit Agreement has thereafter been amended from time to time.

         C. Debtors and Secured Party mutually desire to further amend the Credit Agreement and are entering into this Eleventh Amendment to set forth their entire understanding and agreement with respect thereto.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree that the Credit Agreement is further amended as follows:

         A. Amendment. Paragraph (u) of Section 5 is hereby amended and restated in its entirety to read as follows:

                  "(u) Term. The Contract does not have an initial term greater than 84 months; provided, however, that Seven Million Five Hundred Thousand Dollars ($7,500,000) of the Commitment may be allocated among Contracts that have an initial term greater than 84 months but less than or equal to 120 months."

         The Credit Agreement is hereby further amended to provide that the "Commitment Termination Date" described in Section 1(a) of the Credit Agreement shall occur on November 30, 2005, unless earlier terminated pursuant to the terms of the Credit Agreement.


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         B. Consent. Secured Party hereby consents to the foregoing Amendment and waives all prohibitions thereto in the Credit Agreement. Such consent and waiver does not, however, constitute a waiver to any future actions prohibited by the Credit Agreement.

         C. General Provisions.

            1. Except as expressly set forth herein, the Credit Agreement remains unmodified and will continue in full force and effect. The parties hereto will construe all other provisions of the Credit Agreement to give effect to the provisions hereof.

            2. This Eleventh Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their nominees, successors and assigns.

            3. This Eleventh Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

            4. This Eleventh Amendment, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Eleventh Amendment bearing the signature of the party so delivering this Eleventh Amendment. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any party so confirming.

            5. This Eleventh Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.






                      [SIGNATURES APPEAR ON FOLLOWING PAGE]



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         IN WITNESS WHEREOF, the parties have executed and delivered this
Eleventh Amendment to Revolving Credit Agreement and Assignment as of the date first above written.

                                    DEBTORS:

Address for Notices:                LEAF FINANCIAL CORPORATION, a
1845 Walnut Street, 10th Floor      Delaware corporation
Philadelphia, PA 19103

                                    By: /s/ MILES HERMAN
                                        -----------------------------------
                                        Miles Herman, President



Address for Notices:                LEAF FUNDING, INC., a Delaware
c/o Leaf Financial Corporation      corporation
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103
                                    By: /s/ MILES HERMAN
                                        -----------------------------------
                                        Miles Herman, Senior Vice President



                                    SECURED PARTY:

                                    NATIONAL CITY BANK, a national
                                    banking association


                                    By: /s/ MICHAEL J. LABRUM
                                        -----------------------------------
                                        Name:  Michael J. Labrum
                                        Title:  Senior Vice President






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